Exhibit (d)(3)(ii)

SCHEDULE A

TO PROFUNDS AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

OPERATIONAL PUBLIC PROFUNDS

Effective December 1, 2009 – November 30, 2010

	Expense Limit
Fund Name	Investor Class	Service Class	Class A1

Banks UltraSector ProFund	1.73%	2.73%	1.98%
Basic Materials UltraSector ProFund	1.73%	2.73%	1.98%
Bear ProFund	1.95%	2.95%	2.20%
Biotechnology UltraSector ProFund	1.95%	2.95%	2.20%
Bull ProFund	1.73%	2.73%	1.98%
Consumer Goods UltraSector ProFund	1.73%	2.73%	1.98%
Consumer Services UltraSector ProFund	1.73%	2.73%	1.98%
Europe 30 ProFund	1.73%	2.73%	1.98%
Falling U.S. Dollar ProFund	1.73%	2.73%	1.98%
Financials UltraSector ProFund	1.73%	2.73%	1.98%
Health Care UltraSector ProFund	1.73%	2.73%	1.98%
Industrials UltraSector ProFund	1.73%	2.73%	1.98%
Internet UltraSector ProFund	1.73%	2.73%	1.98%
Large-Cap Growth ProFund	1.73%	2.73%	1.98%
Large-Cap Value ProFund	1.73%	2.73%	1.98%
Mid-Cap Growth ProFund	1.95%	2.95%	2.20%
Mid-Cap ProFund	1.73%	2.73%	1.98%
Mid-Cap Value ProFund	1.73%	2.73%	1.98%
Mobile Telecommunications UltraSector ProFund	1.73%	2.73%	1.98%
Oil & Gas UltraSector ProFund	1.95%	2.95%	2.20%
Oil Equipment, Services & Distribution UltraSector ProFund	1.73%	2.73%	1.98%
NASDAQ-100 ProFund	1.95%	2.95%	2.20%
Pharmaceuticals UltraSector ProFund	1.73%	2.73%	1.98%
Precious Metals UltraSector ProFund	1.95%	2.95%	2.20%
Real Estate UltraSector ProFund	1.73%	2.73%	1.98%
Rising Rates Opportunity 10 ProFund	1.95%	2.95%	2.20%
Rising Rates Opportunity ProFund	1.95%	2.95%	2.20%
Rising U.S. Dollar ProFund	1.95%	2.95%	2.20%

[1]	Only the following Funds’ Class A shares are operational: Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and U.S. Government Plus ProFund.

A-1

	Expense Limit
Fund Name	Investor Class	Service Class	Class A1

Semiconductor UltraSector ProFund	1.73%	2.73%	1.98%
Short Oil & Gas ProFund	1.73%	2.73%	1.98%
Short NASDAQ-100 ProFund	1.73%	2.73%	1.98%
Short Precious Metals ProFund	1.73%	2.73%	1.98%
Short Real Estate ProFund	1.95%	2.95%	2.20%
Short Small-Cap ProFund	1.73%	2.73%	1.98%
Small-Cap Growth ProFund	1.73%	2.73%	1.98%
Small-Cap ProFund	1.73%	2.73%	1.98%
Small-Cap Value ProFund	1.73%	2.73%	1.98%
Technology UltraSector ProFund	1.73%	2.73%	1.98%
Telecommunications UltraSector ProFund	1.73%	2.73%	1.98%
U.S. Government Plus ProFund	1.70%	2.70%	1.95%
UltraBear ProFund	1.95%	2.95%	2.20%
UltraBull ProFund	1.95%	2.95%	2.20%
UltraChina ProFund	1.73%	2.73%	1.98%
UltraDow 30 ProFund	1.73%	2.73%	1.98%
UltraEmerging Markets ProFund	1.95%	2.95%	2.20%
UltraInternational ProFund	1.73%	2.73%	1.98%
UltraJapan ProFund	1.73%	2.73%	1.98%
UltraLatin America ProFund	1.73%	2.73%	1.98%
UltraMid-Cap ProFund	1.73%	2.73%	1.98%
UltraNASDAQ-100 ProFund	1.95%	2.95%	2.20%
UltraShort China ProFund	1.73%	2.73%	1.98%
UltraShort Dow 30 ProFund	1.73%	2.73%	1.98%
UltraShort Emerging Markets ProFund	1.73%	2.73%	1.98%
UltraShort International ProFund	1.95%	2.95%	2.20%
UltraShort Japan ProFund	1.73%	2.73%	1.98%
UltraShort Latin America ProFund	1.73%	2.73%	1.98%
UltraShort Mid-Cap ProFund	1.73%	2.73%	1.98%
UltraShort NASDAQ-100 ProFund	1.95%	2.95%	2.20%
UltraShort Small-Cap ProFund	1.73%	2.73%	1.98%
UltraSmall-Cap ProFund	1.73%	2.73%	1.98%
Utilities UltraSector ProFund	1.73%	2.73%	1.98%

A-2

NON-OPERATIONAL PUBLIC PROFUNDS

	Expense Limit
Fund Name	Investor Class	Service Class	Class A

Airlines ProFund	1.95%	2.95%	2.20%
Asia 30 ProFund	1.95%	2.95%	2.20%

	Expense Limit
Fund Name	Investor Class	Service Class	Class A

Broad Market ProFund	1.95%	2.95%	2.20%
China ProFund	1.95%	2.95%	2.20%
Dividend Equities ProFund	1.95%	2.95%	2.20%
Dow 30 ProFund	1.95%	2.95%	2.20%
EqualOTC ProFund	1.95%	2.95%	2.20%
International ProFund	1.95%	2.95%	2.20%
Leisure Goods UltraSector ProFund	1.95%	2.95%	2.20%
Short Asia ProFund	1.95%	2.95%	2.20%
Short Basic Materials ProFund	1.95%	2.95%	2.20%
Short Biotechnology ProFund	1.95%	2.95%	2.20%
Short Broad Market ProFund	1.95%	2.95%	2.20%
Short China ProFund	1.95%	2.95%	2.20%
Short Consumer Goods ProFund	1.95%	2.95%	2.20%
Short Consumer Services ProFund	1.95%	2.95%	2.20%
Short Dividend Equities ProFund	1.95%	2.95%	2.20%
Short Dow 30 ProFund	1.95%	2.95%	2.20%
Short EqualOTC ProFund	1.95%	2.95%	2.20%
Short Europe 30 ProFund	1.95%	2.95%	2.20%
Short Financials ProFund	1.95%	2.95%	2.20%
Short Health Care ProFund	1.95%	2.95%	2.20%
Short Industrials ProFund	1.95%	2.95%	2.20%
Short International ProFund	1.95%	2.95%	2.20%
Short Mid-Cap ProFund	1.95%	2.95%	2.20%
Short Oil Equipment, Services & Distribution ProFund	1.95%	2.95%	2.20%
Short Technology ProFund	1.95%	2.95%	2.20%
Short Telecommunications ProFund	1.95%	2.95%	2.20%
Short Transportation ProFund	1.95%	2.95%	2.20%
Short Utilities ProFund	1.95%	2.95%	2.20%
Transportation UltraSector ProFund	1.95%	2.95%	2.20%
U.S. Government 10 ProFund	1.70%	2.70%	1.95%
U.S. Government 30 ProFund	1.70%	2.70%	1.95%

A-3